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                                  THE HARTFORD
                               ORGANIZATIONAL LIST
                               -------------------

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The Hartford Financial Services Group, Inc. (Delaware) (1)
       Hartford Investment Management Company (Delaware) (2)
              Hartford Investment Services, Inc. (Connecticut) (2)
              Hartford Strategic Investments, LLC (Connecticut)
                     Carina Investment Partners, L.P. (Delaware) (12)
       Trumbull Finance, L.L.C. (Connecticut) (2)
       New Ocean Insurance Company, Ltd. (Bermuda)
       Property and Casualty Insurance Company of Hartford (Indiana)
       Hartford Holdings, Inc. (Delaware) (1) (3)
              Nutmeg Insurance Company (Connecticut)
                     Hartford Management, Ltd. (Bermuda) (1)
                            Hartford Insurance, Ltd. (Bermuda)
                     BMG Capital Advisors, L.L.C. (Connecticut) (2)
                     Trumbull Associates, L.L.C. (Connecticut) (2) (8)
                            Trumbull Recovery Services, Inc. (Florida) (2)
                            United Premium Capital, L.L.C. (Connecticut) (50%) (2)
                            CCS Commercial, L.L.C. (Delaware) (50%) (2)
                     Trumbull Services, L.L.C. (Connecticut) (2) (8)
                     Hart Re Group, L.L.C. (Connecticut) (1)
                            HARTRE Company, L.L.C. (Connecticut)
                            Sentinel Insurance Company, Ltd. (Connecticut)
                            Fencourt Reinsurance Company, Ltd. (Bermuda)
                     PPL Holdings LLC (Delaware)
                            P2P Link LLC (Delaware) (72%)
                     Capstone Risk Management, LLC (Delaware) (80%)
                     Nutmeg Administrator, LLC (Delaware)
                     Specialty Insurance Agency, LLC (Delaware)
              Hartford Life, Inc. (Delaware) (1)
                     Hartford Life and Accident Insurance Company (Connecticut)
                            Hartford Administrative Services Company (Minnesota)
                            Woodbury Financial Services, Inc. (Minnesota)
                                   Woodbury Financial Agency NM, Inc. (New Mexico)
                                   Woodbury Financial Insurance Agency MA, Inc. (Massachusetts)
                                   Woodbury Financial Agency TX, Inc. (Texas)
                            Hartford Life Insurance KK (Japan)
                            International Corporate Marketing Group, LLC (Delaware) (2)
                                   The Evergreen Group, Incorporated (New York) (2)
                     Planco Incorporated (Pennsylvania) (2)
                     Planco Financial Services, Inc. (Pennsylvania) (2)
                     Hart Life Insurance Company (Connecticut)
                     Hartford Financial Services Life Insurance Company (Connecticut)
                     Hartford Life Insurance Company (Connecticut)
                            Servus Life Insurance Company (Connecticut)
                            Hartford International Life Reassurance Corporation (Connecticut)
                            Hartford Life and Annuity Insurance Company (Connecticut)
                                   Hartford Life, Ltd. (Bermuda)
                            Hartford Hedge Fund Company, LLC (Delaware)
                                   Hartford Hedge Fund Management, LLC (Delaware)
                                            Hartford Equity Partnership Capital Appreciation Fund, LLC (Delaware) (11)
                                            Hartford Equity Partnership Growth Fund, LLC (Delaware) (11)
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                                            Hartford Equity Partnership Healthcare Fund, LLC (Delaware) (11)
                                            Hartford Equity Partnership Technology Fund, LLC (Delaware) (11)
                                            Hartford Equity Partnership Value Fund, LLC (Delaware) (11)
                     American Maturity Life Insurance Company (Connecticut)
                            AML Financial, Inc. (Connecticut) (2)
                     Hartford Financial Services, LLC (Delaware) (1)
                            Hartford Equity Sales Company, Inc. (Connecticut) (2)
                            Hartford Securities Distribution Company, Inc. (Connecticut) (2)
                            Hartford-Comprehensive Employee Benefit Service Company (Connecticut) (2)
                            HL Investment Advisors, LLC (Connecticut) (2)
                                   Hartford Investment Financial Services, LLC (Delaware) (2)
                                   Hartford Investments Canada Corp. (Canada) (2)
                                   Hartford Investor Services Company, LLC (Connecticut) (2)
                            Hartford Advantage Investment, Ltd. (Bermuda) (2)
                     Nutmeg Life Insurance Company (Iowa)
                     ISOP Financing Company Limited Partnership (Connecticut) (2) (7)
                     Hartford Life International, Ltd. (Connecticut) (1)
                            ICATU Hartford Seguros S.A. (Brazil) (44%)
                                   ICATU Hartford Administracao de Beneficios LTDA (Brazil)
                                   ICATU Hartford Fundo de Pensao (Brazil)
                                   ICATU Hartford Capitalizacao S.A. (Brazil)
                                            Brazilcap Capitalizacao S.A. (Brazil) (17%)
                                            FEDCAP Capitalizacao S.A. (Brazil) (25%)
                                            Vanguarda Cia, de Seguros Gerais (Brazil)
                            Hopmeadow Holding, S.A. (Argentina) (99.9%) (1) (12)
                                   Hartford Seguros de Retiro S.A. (Argentina)
                                   Thesis S.A. (Argentina)
       Hartford Fire Insurance Company (Connecticut)
              Hartford International Management Services Company, L.L.C. (Delaware)
              Hartford Insurance Company of Illinois (Illinois)
              Hartford Fire International, Ltd. (Connecticut) (4)
              Hartford Fire International (Germany) GMBH (West Germany) (95%) (4) (5)
              Hartford Re Spain Correduria de Reaseguros S.A. (Spain) (4)
              Hartford Accident and Indemnity Company (Connecticut)
                     Pacific Insurance Company, Limited (Connecticut)
                     Hartford Re Company (Connecticut)
                     Four Thirty Seven Land Company Inc. (Delaware) (62.5%) (2) (6)
                     Hartford Lloyd's Insurance Company (Partnership) (Texas)
              Hartford International Management Service Company, L.L.C. (Delaware)
              Twin City Fire Insurance Company (Indiana)
              Hartford Casualty Insurance Company (Indiana)
                     Omni Insurance Group, Inc. (Georgia) (1)
                            Omni Insurance Company (Illinois)
                                   Omni Indemnity Company (Illinois)
                                   Omni General Agency, Inc. (Texas) (2) (4)
              Heritage Reinsurance Company, Ltd. (Bermuda) (99%) (10)
                     Excess Insurance Company, Limited (United Kingdom)
                     The Hartford International Financial Services Group, LLC (Delaware) (1)
                            Hartford Management Services Limited (United Kingdom)
              HARCO Property Services, Inc. (Connecticut) (2)
              HRA, Inc. (Connecticut) (2)
                     HRA Brokerage Services, Inc. (Connecticut) (2)
              Ersatz Corporation (Delaware) (2)
              Hartford Specialty Company (Delaware) (2)
                     1810 Corporation (Delaware) (2)
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              Specialty Risk Services, Inc. (Delaware) (2)
              CLAIMPLACE, Inc. (Delaware)
              Hartford Underwriters Insurance Company (Connecticut)
                     Hartford Risk Management, Inc. (Delaware) (90%) (2)
              Terry Associates Inc. (Connecticut) (2)
              Hartford Technology Service Company (Connecticut) (2)
              CLA Corporation (Connecticut) (2)
              Hartford Integrated Technologies, Inc. (Connecticut) (2)
              Business Management Group, Inc. (Connecticut) (2)
              First State Management Group, Inc. (Delaware) (2)
              The Hartford Fidelity & Bonding Company (Connecticut) (2)
              Personal Lines Insurance Center, Inc. (Connecticut) (2)
              Nutmeg Insurance Agency, Inc. (Connecticut) (2)
              The Confluence Group, Inc. (Connecticut) (2)
              Hartford Lloyd's Corporation (Texas) (2)
              Access Coverage Corp., Inc. (North Carolina)
              1stAgChoice, Inc. (South Dakota)
              Hartford Fire General Agency, Inc. (Texas)
              Hartford Casualty General Agency, Inc. (Texas)
       Trumbull Insurance Company (Connecticut)
              First State Management Group Insurance Services of Massachusetts, LLC (Massachusetts) (99%) (2)(9)
              First State Management Group Insurance Services of Texas, LLC (Texas) (2)
              Hartford Specialty Insurance Services of Texas, LLC (Texas) (2)
              Hartford of Florida, L.L.C. (Florida) (2)
              Horizon Management Group, LLC (Delaware) (2)
                     Horizon Portfolio Management Ltd. (United Kingdom)
              Hartford Technology Services Company, L.L.C. (Delaware) (2)
       Hartford Insurance Company of the Southeast (Florida)
       Hartford Insurance Company of the Midwest (Indiana)
       Heritage Holdings, Inc. (Connecticut) (1)
              First State Insurance Company (Connecticut)
                     New England Insurance Company (Connecticut)
                     New England Reinsurance Corporation (Connecticut)
              ITT New England Management Company, Inc. (Massachusetts) (2)

       The Hartford Club of Simsbury, Inc. (Connecticut - Nonstock)

**OWNERSHIP IS 100% UNLESS OTHERWISE NOTED.

ENDNOTES:

(1)  Holding Company

(2)  Investment and Investment Service Company

(3) Hartford Fire Insurance Company owns 100% of the issued and outstanding Preferred Stock of Hartford Holdings, Inc.

(4)  Insurance Agency and/or Service Operation Company

(5) Hartford Fire International (Germany) GMBH is jointly owned by Hartford Fire Insurance Company (95%) and Hartford Fire International, Ltd. (5%)

(6) Four Thirty Seven Land Company Inc. is jointly owned by Hartford Accident and Indemnity Company (62.5%) and Hartford Fire Insurance Company (37.5%).

(7) ISOP Financial Company Limited Partnership's general partner is Hartford Life and Accident Insurance Company, while International Corporate Marketing Group, LLC and Hartford Equity Sales Company, Inc. are the limited partners.

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(8)  Trumbull Services, L.L.C. was renamed in Connecticut as Trumbull
     Associates, L.L.C., effective as of December 19, 2002, while a new company, Trumbull Services, L.L.C., was organized in Connecticut immediately thereafter on December 19, 2002.

(9) First State Management Group Insurance Services of Massachusetts, LLC is jointly owned by Trumbull Insurance Company (99%) and Property & Casualty Insurance Company of Hartford (1%)

(10) Heritage Reinsurance Company, Ltd. is jointly owned by Hartford Fire Insurance Company (99%) and Heritage Holdings, Inc. (1%).

(11) Hartford Equity Partnership Capital Appreciation Fund, LLC, Hartford Equity Partnership Growth Fund, LLC, Hartford Equity Partnership Healthcare Fund, LLC, Hartford Equity Partnership Technology Fund, LLC, and Hartford Equity Partnership Value Fund, LLC are jointly owned by Hartford Hedge Fund Management, LLC and Hartford Life Insurance Company. Hartford Hedge Fund Management, LLC is the managing member of each of the companies.

(12) Hartford Strategic Investments, LLC is the General Partner of Carina Investment Partners, L.P.



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